UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2004

                               GSI LUMONICS INC.
                               -----------------
             (Exact name of registrant as specified in its charter)

     New Brunswick, Canada                                     No. 98-0110412
-------------------------------   -----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)    I.R.S. Employer
        incorporation)                                      Identification (No.)


             39 Manning Road, Billerica, MA                       01821
        ----------------------------------------               ----------
        (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code:  (978) 439-5511

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if changed since last report)

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Item 5.  Regulation FD Disclosures
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         On May 17, 2004, GSI Lumonics Inc. ("GSI") issued a press release announcing the closing of its acquisition of MicroE Systems Corp., a Delaware corporation ("MicroE"). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c) Exhibits

99.1     Press Release dated May 17, 2004.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GSI LUMONICS INC.


                                         By: /s/ Thomas R. Swain
                                             ---------------------------------
                                             Thomas R. Swain
                                             Vice President, Finance and Chief
                                             Financial Officer

                                         Date:  May 17, 2004

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                                 EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated May 17, 2004